                                                                   Exhibit 10.26
                                                                   -------------

                          AGREEMENT AMONG THE PARTIES

     THIS AGREEMENT AMONG THE PARTIES (the "Agreement"), dated as of June 30,
                                            ---------
1999, between TeleCorp PCS, Inc. (the "Corporation"), the Cash Equity Investors,
                                       -----------
Entergy Technology Holding Company ("Entergy"), AT&T Wireless PCS, Inc.  ("AT&T
                                     -------                               ----
Wireless"), TWR Cellular, Inc. (together with AT&T Wireless, "AT&T") and the
--------                                                      ----
other Stockholders of the Corporation. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Stockholders Agreement, dated as of July 17, 1998, among the Corporation and the parties appearing on the signature pages thereto (the "Stockholders Agreement").
                                  ----------------------

     WHEREAS, the Cash Equity Investors and Entergy are all of the parties to that certain Investor Stockholders Agreement of the Corporation, dated as of July 17, 1998 (the "Investor Stockholders Agreement");
                    -------------------------------

     WHEREAS, the parties hereto are all of the parties to the Stockholders Agreement;

     WHEREAS, the parties hereto are parties to that certain Securities Purchase Agreement of the Corporation, dated as of July 17, 1998 (the "Securities
                                                              ----------
Purchase Agreement", and, together with the Investor Stockholders Agreement and
------------------
the Stockholders Agreement, the "TeleCorp Documents");
                                 ------------------

     WHEREAS, pursuant and subject to the terms of the TeleCorp Documents and the Securities Purchase Agreement, dated as of June 15, 1999 (the "Entergy
                                                                   -------
Securities Purchase Agreement") between Entergy and CB Capital Investors, L.P.
-----------------------------
("CBCI"), Entergy desires to sell (the "Entergy Sale") all of the following
  ----                                  ------------
Entergy shares of the Corporation which are, or on the Closing Date (as defined in the Entergy Securities Purchase Agreement) will be, owned by Entergy: (i) Series C Preferred Stock, par value $0.01 per share, of the Corporation (the

"Series C Preferred Stock"); (ii) Class A Voting Common Stock, par value $0.01
-------------------------
per share, of the Corporation (the "Class A Common Stock"); (iii) Class D Common
                                    --------------------
Stock, par value $0.01 per share, of the Corporation (the "Class D Common
                                                           --------------
Stock", and, together with the Class A Common Stock, the "Common Stock"; and
                                                          ------------
(iv) capital stock of the Corporation issued to Entergy in connection with the Mercury PCS transaction (collectively, with the Series C Preferred Stock and the Common Stock, the "Securities"), owned by Entergy.
                   ----------

     WHEREAS, Entergy has delivered notice pursuant to the Investor Stockholders Agreement of its intention to sell the Securities to each of the Cash Equity Investors;

     WHEREAS, AT&T wishes to participate with the Cash Equity Investors in the purchase of the Securities;

     WHEREAS, Telecorp Investment Corp. II, L.L.C. ("TIC II") wishes to purchase
                                                     ------
up to $1,670,000 aggregate principal amount of the Securities (the "TeleCorp
                                                                    --------
Investment Securities");
---------------------

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Agreement, the parties agree as follows:

SECTION 1.  Waiver and Release.  The parties hereto waive all of the
            ------------------
requirements of, and release and discharge Entergy from all of the restrictions imposed upon it by, (a) the TeleCorp Documents (including, without limitation, any unfunded commitment obligations of Entergy thereunder and any prohibitions on the Transfer of the Securities) and (b) the Pledge Agreement, dated July 17, 1998 between the Corporation and Entergy, for purposes of effecting the Entergy Sale in accordance with the terms and conditions of this Agreement and the Entergy Securities Purchase Agreement.

SECTION 2.  TeleCorp Investment Corporation.  The parties hereto agree that
            -------------------------------
TeleCorp Investment Corporation, L.L.C. ("TIC") shall be deemed as of the date
                                          ---
hereof to be a Cash Equity Investor as such term is used in the TeleCorp Documents and shall have all the rights and obligations of a Cash Equity Investor under the TeleCorp Documents, including but not limited to, the right to participate in the Entergy Sale.

SECTION 3.  TIC II Waiver and Consent.  With respect to the purchase of the
            -------------------------
TeleCorp Investment Securities by TIC II, the parties hereto agree to (a) waive the provisions of Section 4.1 (c) of the Stockholders Agreement prohibiting the Transfer of any shares of Common Stock Beneficially Owned by any Stockholder prior to the third anniversary of the effective date of the Stockholders Agreement, and (b) irrevocable consent to the sale of the TeleCorp Investment Securities to TIC II.

SECTION 4.  AT&T Purchase.  With respect to the Entergy Sale, the Cash Equity
            -------------
Investors agree that AT&T shall have the right to purchase its pro rata share of the Securities.

SECTION 5.  Purchase of the Securities. (a) The parties hereto agree that CBCI
            --------------------------
shall purchase, and CBCI agrees to purchase, the Securities from Entergy, (b) The parties listed on Schedule I hereto (each a "Purchaser" and together, the
                      ----------                 ---------
"Purchasers") agree to purchase from CBCI, and CBCI agrees to sell to each of
-----------
the Purchasers (the "CBCI Transfer"), the amount of Securities, together with
                     -------------
all unfunded commitment obligations arising under the TeleCorp Documents in respect of such Securities, (the "CBCI Transfer Securities") set forth opposite
                                  ------------------------
each Purchaser's name on Schedule I hereto
                         ----------

SECTION 6.     CBCI Transfer Closing.  On the closing date of the CBCI Transfer,
               ---------------------
CBCI will deliver to each Purchaser a stock power sufficient for the transfer to each Purchaser of the:

     i. certificates representing the aggregate amount of shares of Series C Preferred Stock purchased by such Purchaser;

     ii. certificates representing the aggregate amount of shares of Class A Common Stock purchased by such Purchaser; and

     iii. certificates representing the aggregate amount of shares of Class D Common Stock purchased by such Purchaser;

each against delivery by each Purchaser of immediately available funds in the amount of the purchase price therefor set forth on Schedule I hereto.
                                                   ----------

SECTION 7.  Unfunded  Commitment Obligations Under the TeleCorp Documents.  Each
            -------------------------------------------------------------
Purchaser hereby agrees to be bound by all representations, covenants and agreements contained in the TeleCorp Documents as such representations, covenants and agreements apply to the Securities and further agrees that each of them is hereby assuming their pro rata share of the unfunded commitment obligations of Entergy under the TeleCorp Documents, it being understood that the obligation of each Purchaser with respect to such unfunded commitment obligations constitutes an irrevocable and unconditional obligation, and shall not be subject to counterclaim, set-off, deduction or defense, or to abatement, suspension, deferment, diminution or reduction for any reason whatsoever, and each of them further agrees to fulfill its obligations in respect of its share of Entergy's unfunded commitment obligations regardless of any claims it may have against any other Person (whether or not related to this Agreement) and regardless of the existence or non-existence of any facts or circumstances (whether or not such facts or circumstances existed on the date hereof or on the closing date of the CBCI Transfer or were then known by it).

SECTION 8.  No Restrictions on Transfer.  The agreements set forth herein shall
            ---------------------------
not be construed as an acknowledgment by the Cash Equity Investors of a restriction on transfers of capital stock of the Corporation among the Cash Equity Investors.

SECTION 9.  Pledge Agreement.  Each Purchaser hereby agrees to execute and
            ----------------
deliver to the Corporation an Amended and Restated Pledge Agreement or Pledge Agreement, as the case may be, in respect of the Securities purchased pursuant to this Agreement in substantially the form delivered in connection with the Puerto Rico Stock Purchase Agreement, dated May 25, 1999, among the Corporation and the parties appearing on the signature pages thereto.

SECTION 10.  Counterparts.  This Agreement may be executed by the parties hereto
             ------------
in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 11.  Governing Law; Entire Agreement.  This Agreement shall be deemed to
             -------------------------------
be a contract made under and governed by the internal laws of the State of New York. This Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

     IN WITNESS WHEREOF, Entergy and the Purchasers have executed this Agreement as of the day and year first above written.

                              TELECORP PCS, INC.

                              By:    /s/ Thomas Sullivan
                                     -----------------------------
                              Name:  Thomas Sullivan
                              Title: Executive Vice President and CFO

                              ENTERGY TECHNOLOGY HOLDING COMPANY

                              By:    /s/ Gary F. Fuqua
                                     -----------------------------
                              Name:  Gary F. Fuqua
                              Title: President

                              CASH EQUITY INVESTORS:

                              CB CAPITAL INVESTORS, L.P.

                              By:  CB Capital Investors, Inc.
                                       Its general partner

                              By:    /s/ Michael R. Hannon
                                     -----------------------------
                              Name:  Michael R. Hannon
                              Title: Vice President - CBCI


                              NORTHWOOD VENTURES LLC

                              By:    /s/ Henry T. Wilson
                                     -----------------------------
                              Name:  Henry T. Wilson
                              Title: Managing Director


                              NORTHWOOD CAPITAL PARTNERS LLC

                              By:    /s/ Henry T. Wilson
                                     -----------------------------
                              Name:  Henry T. Wilson
                              Title: Managing Director

                              ONE LIBERTY FUND III, L.P.

                              By:    /s/ Joseph T. McCullen, Jr.
                                     -----------------------------
                              Name:  Joseph T. McCullen, Jr.
                              Title: General Partner


                              ONE LIBERTY FUND IV, L.P.

                              By:    /s/ Joseph T. McCullen, Jr.
                                     -----------------------------
                              Name:  Joseph T. McCullen, Jr.
                              Title: General Partner

                              MEDIA/COMMUNICATIONS INVESTORS
                              LIMITED PARTNERSHIP


                              By:  M/C Investors General
                                   Partner - J. Inc., a general partner

                              By:    /s/ James F. Wade
                                     -----------------------------
                              Name:  James F. Wade
                              Title:


                              MEDIA/COMMUNICATIONS PARTNERS III LIMITED
                              PARTNERSHIP

                              By:  M/C III L.L.C.
                                   Its general partner

                              By:    /s/ James F. Wade
                                     -----------------------------
                              Name:  James F. Wade
                              Title:

                              EQUITY-LINKED INVESTORS II

                              By:  ROBERT M. DESAI ASSOCIATES-II,
                                   Its general partner

                              By:    /s/ Frank J. Pados, Jr.
                                     -----------------------------
                              Name:  Frank J. Pados, Jr.
                              Title: Attorney-In-Fact


                              PRIVATE EQUITY INVESTORS III L.P.

                              By:  ROBERT M. DESAI ASSOCIATES III,
                                   LLC, Its general partner

                              By:    /s/ Frank J. Pados, Jr.
                                     -----------------------------
                              Name:  Frank J. Pados, Jr.
                              Title: Attorney-In-Fact

                              HOAK COMMUNICATIONS PARTNERS, L.P.

                              By:  HCP Investors, L.P.
                                   Its general partner

                              BY:  Hoak Partners, LLC
                                   Its general partner

                              By:    /s/ James M. Hoak
                                     ----------------------------
                              Name:  James M. Hoak
                              Title: Manager


                              HCP CAPITAL FUND, L.P.

                              BY:  James M. Hoak & Co.
                                    Its general partner

                              By:    /s/ James M. Hoak
                                     ----------------------------
                              Name:  James M. Hoak
                              Title: Chairman

                              TORONTO DOMINION INVESTMENTS INC.

                              By:     /s/ Martha L. Gariepy
                                      ---------------------------
                              Name:   Martha L. Gariepy
                              Title:  Vice President

                              WHITNEY EQUITY PARTNERS, L.P.

                              BY:  J.H. Whitney Equity Partners, LLC
                                    Its general partner

                              By:    /s/ Daniel J. O'Brien
                                     -----------------------------
                              Name:  Daniel J. O'Brien
                              Title: Managing Partner


                              J.H. WHITNEY III, L.P.

                              BY:  J.H. Whitney Equity Partners III, LLC
                                    Its general partner

                              By:    /s/ Daniel J. O'Brien
                                     -----------------------------
                              Name:  Daniel J. O'Brien
                              Title: Managing Partner


                              WHITNEY STRATEGIC PARTNERS III, L.P.

                              BY:  J.H. Whitney Equity Partners III, LLC
                                    Its general partner

                              By:    /s/ Daniel J. O'Brien
                                     -----------------------------
                              Name:  Daniel J. O'Brien
                              Title: Managing Partner

                              TELECORP INVESTMENT CORP., L.L.C.

                              By:    /s/ Thomas Sullivan
                                     ------------------------------
                              Name:  Thomas Sullivan
                              Title:    President


                              TELECORP INVESTMENT CORP. II, L.L.C.

                              By:    /s/ Thomas Sullivan
                                     ------------------------------
                              Name:  Thomas Sullivan
                              Title: President


                              GILDE INTERNATIONAL B.V.

                              By:    /s/ Joseph T. McCullen, Jr.
                                     ------------------------------
                              Name:  Joseph T. McCullen, Jr.
                              Title: Attorney-In-Fact

                              DIGITAL PCS, LLC

                              By:    /s/ E.B. Martin, Jr.
                                     ------------------------------
                              Name:  E.B. Martin, Jr.
                              Title: V.P. of MSM, Inc., Manager


                              WIRELESS 2000, INC.

                              By:
                              Name:
                              Title:

                              AT&T WIRELESS PCS, INC.

                              By:    /s/ William W. Hague
                                     ------------------------------
                              Name:  William W. Hague
                              Title:


                              TWR CELLULAR, INC.

                              By:    /s/ William W. Hague
                                     ------------------------------
                              Name:  William W. Hague
                              Title:

                              MANAGEMENT STOCKHOLDERS


                              /s/ Thomas H. Sullivan
                              -------------------------------
                              Thomas H. Sullivan


                              /s/ Gerald T. Vento
                              -------------------------------
                              Gerald T. Vento

                                                                      SCHEDULE I
                                                                      ----------
                  PURCHASER, SECURITIES AND PURCHASE PRICE/1/
                  -------------------------------------------

                                                                                                               Unfunded
                                             Series C         Class A       Class D                           Commitment
              Purchaser                   Preferred Stock  Common Stock   Common Stock   Purchase Price       Obligation
              ---------                   ---------------  ------------   ------------   --------------       ----------
One Liberty Fund IV, L.P.                       449.27         428.40          9.90        213,831.00         235,439.00

Northwood Ventures LLC                          277.19         264.31          6.11        131,929.00         145,261.00

Northwood Capital Partners LLC                   55.69          53.10          1.23         26,506.00          29,184.00

Media/Communications Investors                  140.99         134.44          3.11         67,104.00          73,886.00
 Limited Partnership

Media/Communications Partners III               935.93         892.45         20.62        445,458.00         490,472.00
 Limited Partnership

Private Equity Investors III, L.P.            2,587.98       2,467.78         56.98      1,213,754.00       1,356,226.00

Hoak Communications Partners, L.P.            1,778.27       1,695.67         39.17        846,371.00         931,899.00

HCP Capital Fund, L.P.                          162.70         155.15          3.58         77,437.00          85,263.00

Whitney Equity Partners, L.P.                   485.24         462.70         10.69        230,951.00         254,289.00

J.H. Whitney III, L.P.                        1,105.59       1,054.24         24.35        526,208.00         579,382.00

Whitney Strategic Partners III, L.P.             26.64          25.40          0.59         12,679.00          13,961.00

Telecorp Investment Corp. II, L.L.C.          1,670.00       1,592.44         36.78        794,840.00         875,160.00

A&T& Wireless PCS, Inc.                       1,410.51       1,344.99         31.07        671,335.00         739,175.00

TWR Cellular, Inc.                            1,660.07       1,582.96         36.57        790,113.00         869,957.00

Gerald T. Vento                                  40.29          38.42          0.89         19,176.00          21,114.00

Thomas H. Sullivan                                8.95           8.53          0.20          4,260.00           4,690.00

                                         --------------   ------------     ---------    --------------     --------------
Total                                        12,795.31      12,200.98        281.84      6,089,952.00       6,705,358.00

------------------------
/1/ Reflects pro rata allocation assuming the Cash Equity Investors and AT&T own all of the capital stock of the Corporation.


                                      -1-